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                   SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

                        Supplement dated July 25, 2002
                                      to
                      Prospectus dated December 28, 2001

   The Fund has changed its benchmark from the Russell 2500 Growth Index to the Russell 3000 Growth Index effective immediately. Management views the Russell 3000 Growth Index as a more appropriate index reflecting more closely the current composition of the Fund's portfolio of securities.

FD02605